                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1343 (AMENDMENT NO.           )

  Filed by the Registrant [x]
  Filed by a Party other than the Registrant [ ]

  Check the appropriate box:
  [ ] Preliminary Proxy Statement        [ ] Confidential, For Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

  [x] Definitive Proxy Statement
  [ ] Definitive Additional Materials
  [ ] Soliciting Material Pursuant to Rule 14a-11(c) or rule 14a-12

                         Bowmar Instrument Corporation
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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  [x] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
  (1) Title of each class of securities to which transaction applies:

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  (2) Aggregate number of securities to which transaction applies:

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  (3) Per Unit price or other underlying value of transaction computed pursuant
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  [ ] Fee paid previously with preliminary materials:

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Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:

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
                          BOWMAR INSTRUMENT CORPORATION
                         5080 N. 40TH STREET, SUITE 475
                             PHOENIX, ARIZONA 85018


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         To be held on January 30, 1997


NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Bowmar Instrument Corporation, an Indiana corporation ("Corporation"), will be held at the offices of White Microelectronics, a division of the Corporation, 4246 East Wood Street, Phoenix, Arizona 85040, on January 30, 1997, at 11:00 A.M., Mountain Standard time, for the following purposes:


         1. To elect six directors of the Corporation;

         2. To ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Corporation and its subsidiaries for the fiscal year ending September 27, 1997; and

         3. To transact such other business as may properly come before the meeting or any adjournments thereof.


The Board of Directors has fixed the close of business on December 16, 1996, as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting.


                              By order of the Board of Directors,






                                      JOSEPH G. WARREN, JR.
                                           Secretary


Phoenix, Arizona
December 26, 1996


YOU ARE URGED TO SPECIFY YOUR CHOICES, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                          BOWMAR INSTRUMENT CORPORATION
                         5080 N. 40TH STREET, SUITE 475
                             PHOENIX, ARIZONA 85018

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                January 30, 1997


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors ("Board') of Bowmar Instrument Corporation, an Indiana corporation ("Bowmar" or "Corporation"), to be used at the Annual Meeting of Shareholders of the Corporation, to be held at the offices of White Microelectronics, a division of the Corporation, 4246 East Wood Street, Phoenix, Arizona 85040, on January 30, 1997, at 11:00 A.M., Mountain Standard time, and at any adjournments thereof, pursuant to the accompanying Notice of Meeting.


VOTING

You are requested to complete, date and sign the accompanying proxy and return it promptly to the Corporation in the enclosed envelope. The proxy may be revoked at any time before it is voted by written notice to the Corporation prior to the start of the meeting, and any shareholder attending the meeting may vote in person whether or not he has previously submitted a proxy. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors as specified in this Proxy Statement. A favorable vote of the holders of a majority of the outstanding shares of both the Corporation's Common Stock, without par value (stated value $.10 per share) ("Common Stock"), and the Corporation's $3.00 Senior Voting Cumulative Preferred Stock, par value $1.00 per share ("$3.00 Preferred Stock"), present in person or by proxy, voting together as a class, is required for the approval of each matter to be voted on.

The Board has fixed the close of business on December 16, 1996, as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting. The transfer books of the Corporation will not be closed. On the record date, there were 6,635,883 outstanding shares of Common Stock and 119,948 shares of $3.00 Preferred Stock, the holders of which are entitled to one vote per share.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy are being mailed to the Corporation's shareholders on or about December 26, 1996.


PRINCIPAL STOCKHOLDERS

As of December 16, 1996, there were no beneficial owners of more than 5% of the Corporation's Common Stock known to the Corporation except as shown in the information regarding beneficial holdings of the Corporation's Common Stock by directors and officers of the Corporation on pages 2 and 3 hereof.

                              ELECTION OF DIRECTORS

Six directors of the Corporation are to be elected to the Board at the meeting. Each such director will be elected to serve in accordance with the By-Laws of the Corporation until the next annual meeting of shareholders and until his successor is duly elected and qualified. Directors are elected by a plurality of the votes cast, meaning that the six persons who receive the largest number of the votes cast for the election of directors (counting both the Common Stock and the $3.00 Preferred Stock) shall be elected directors, assuming there is a quorum present. The aggregate number of votes entitled to be cast by all shareholders present in person or represented by proxy at the meeting, whether those shareholders vote "for", "against" or abstain from voting, will be counted for purposes of determining the number of shares present to establish a quorum. Abstentions and broker non-votes will result in the nominees receiving fewer votes, but will not reduce the votes otherwise received by such nominees.


NOMINEES

It is the intention of the individuals named in the enclosed form of proxy to vote such proxy for election as directors, the following persons: Fred N. Gerard, Thomas K. Lanin, Steven P. Matteucci, Dan L. McGurk, Thomas M. Reahard and Edward A. White. The Board has no reason to believe that any of the nominees will not be available for election as a director. However, should any of them become unwilling or unable to accept election, it is intended that the individuals named in the enclosed proxy may vote for the election of such other person or persons as the Board may recommend.

Set forth below is certain information concerning the nominees for election to the Board and information concerning the number of shares of Common Stock beneficially owned at December 16, 1996, by (a) each director and nominee, (b) each Named Executive Officer and (c) all directors and executive officers as a group. None of the group owns any shares of $3.00 Preferred Stock.

                                                                                          Shares of Common Stock
                                                                                           Beneficially Owned
Name and Age                                Biographical Information                        (Percent of Class)
------------                                ------------------------                      -----------------------
FRED N. GERARD                    Current director and nominee for reelection.                23,000 (1) (0.34%)
(66)                              Counsel since November 1992 to Bryan Cave,
                                  the Corporation's corporate counsel, in that
                                  firm's Phoenix, Arizona office. Previously,
                                  during 1991 and 1992, he was with Scult,
                                  Lazarus, French, Zwillinger and Smock and
                                  Gallagher & Kennedy. Prior thereto, for more
                                  than five years, he was a partner in the New
                                  York office of Seyfarth, Shaw, Fairweather &
                                  Geraldson. Mr. Gerard also serves as director
                                  of Hearx Ltd. He has been a director of the
                                  Corporation since 1977.

THOMAS K. LANIN                   Current director and nominee for reelection.                151,500 (2) (2.21%)
(53)                              Elected President and CEO of the Corporation
                                  in June, 1995. Mr. Lanin had previously served
                                  as Vice President Finance, Chief Financial
                                  Officer, Secretary and Treasurer since 1987. He
                                  has been a director since July, 1988.

STEVEN P. MATTEUCCI               Current director and nominee for reelection.              14,000 (3) (0.20%)
(40)                              Vice President, General Manager of Planned
                                  Communities with DMB Associates, Inc., an
                                  investment firm, since 1995. Co-owner of
                                  Insurance West from 1989 to 1995. Elected a
                                  director of the Corporation in July, 1995.

DAN L. MCGURK                     Current director and nominee for reelection.              23,000 (1) (0.34%)
(70)                              A private investor. Since 1985 he has been
                                  Chairman and Treasurer of Southland Title
                                  Corporation, a title insurance company. Mr.
                                  McGurk also serves as a director of Newport
                                  Corporation and Datum, Inc. He has been a
                                  director of the Corporation since 1979.

THOMAS M. REAHARD                 Current director and nominee for reelection.              14,000 (3) (0.20%)
(44)                              Founder in 1984, and Chairman and CEO of
                                  Symmetry Software Corporation, a computer
                                  software development company. Elected a
                                  director of the Corporation in November, 1995.

EDWARD A. WHITE                   Current director and nominee for reelection.           1,535,623 (4) (22.43%)
(68)                              Elected Chairman of the Board in 1983. He
                                  also served as Chief Executive Officer from
                                  1983 to 1992. Mr. White, the founder of the
                                  Corporation, was President, Chief Executive
                                  Officer and Chairman of the Board of Directors
                                  of the Corporation from its incorporation in
                                  1951 until February 1975. From June 1980 to
                                  May 1986, Mr. White served as Chairman and
                                  Chief Executive Officer of White Technology,
                                  Inc., which was purchased by the Corporation
                                  in 1986.

JOSEPH G. WARREN, JR.             Vice President Finance, Chief Financial Officer           10,000 (5) (0.15%)
(51)                              Secretary and Treasurer of the Company.


DIRECTORS & EXECUTIVE OFFICERS AS A GROUP                                                1,771,123     (25.87%)
(7 persons)

(1) Includes options to purchase 22,000 shares of Common Stock granted under the Corporation's NonQualified Stock Option Plan for Non-Employee Directors.

(2) Includes options to purchase 40,000 shares of Common Stock granted under the Corporation's 1986 Stock Option Plan. Of these options, 15,000 were granted on October 23, 1987, and are 100% exercisable at $1.75. On August 15, 1991, 25,000 of these options were granted and are 100% exercisable at $1.375. Also included are options to purchase 182,000 shares of Common Stock granted under the Corporation's 1994 Flexible Stock Plan. Of these options, 7,000 shares were granted on February 3, 1995, 3,500 of these shares are exercisable and the remaining shares will be exercisable on February 3, 1997, at a price of $2.00. Also includes 87,500 options which were granted on July 28, 1995 and are currently exercisable at a price of $2.00 per share. Also includes 10,000 shares of Common Stock granted on February 3, 1989, under the Corporation's Restricted Stock Award Plan. The restrictions began to lapse on 20% of these shares on February 3, 1993, and on each February 3, until 1997. Includes 5,000 shares of Common Stock granted on

October 15, 1993, under the Corporation's Restricted Stock Award Plan. All of the restrictions have lapsed on these shares.

(3) Includes options to purchase 14,000 shares of Common Stock granted under the Corporations' NonQualified Stock Option Plan for Non-Employee Directors.

(4) Mr. White has advised the Corporation that 280,000 shares, 150,000 shares, and 295,000 shares of Common Stock owned by him are pledged to Bank One Arizona, Phoenix, Arizona, Fort Wayne National Bank, Fort Wayne, Indiana, and Valley Commercial Bank, Phoenix, Arizona, respectively. The Corporation understands that the terms of such pledges provide that, in the event of default by Mr. White in the payment of amounts owed, the lending institutions are entitled to take ownership of such shares of Common Stock. Mr. White has advised the Corporation that the pledges of shares are in support of his personal loans. Mr. White has further advised the Corporation that none of the loans is in default.

(5) Includes options to purchase 5,000 shares of Common Stock granted under the Corporation's 1994 Flexible Stock Plan at a price of $2.00. Also includes 5,000 shares of restricted Common Stock granted under the Corporation's 1994 Flexible Stock Plan on July 28, 1995. The restrictions lapsed on 2,500 shares on July 28, 1996 and the remaining shares will be unrestricted on July 28, 1997.


CERTAIN TRANSACTIONS

See "Compensation Committee Interlocks and Insider Participation" elsewhere in this Proxy Statement.


THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL OF THE ABOVE-NAMED NOMINEES AS DIRECTORS OF THE CORPORATION.


MEETINGS AND COMMITTEES OF THE BOARD

The Board met five times during fiscal 1996. Each director of the Corporation attended at least 75 percent of the aggregate of the total number of meetings of the Board and each committee on which he served. During fiscal 1996 the Board had an Audit Committee, which recommended engagement of independent auditors, reviewed the arrangement and scope of the audit, and considered comments made by the independent auditors. The Audit Committee consists of Messrs. McGurk (chairman), Gerard and Reahard. During fiscal 1996 the Audit Committee met three times.

During fiscal 1996 the Board had a Compensation Committee, which administered the Corporation's compensation and stock option plans. During fiscal 1996 the Compensation Committee met three times. The Compensation Committee is described elsewhere in this Proxy Statement.


DIRECTOR COMPENSATION

Each of the directors of the Corporation, who are not also officers of the Corporation, were paid $3,000 per quarter for fiscal year 1996 plus $500 for each Board and Committee meeting attended and related expenses. In addition, under the Corporation's Non-Qualified Stock Option Plan for Non-Employee Directors, upon each reelection each of the outside directors are granted an option to acquire an additional 4,000 shares of Common Stock at a price being 100% of the fair market value of the Common Stock as of the close of business on the day immediately prior to reelection. Under the Plan each option vests as to 2,000 shares six months following the date of grant and, as to the balance, one year after such date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Federal Securities Laws require the Corporation's directors and officers, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission and the American Stock Exchange initial reports of beneficial ownership and reports of changes in beneficial ownership of any equity securities of the Corporation.

Pursuant to the provisions of the Corporation's Non-Qualified Stock Option Plan for Non-Employee Directors ("Plan"), on each of February 7, 1994, and February 3, 1995 (the respective dates of the Annual Meetings of Shareholders), Messrs. Fred N. Gerard and Dan L. McGurk, upon their reelection to the Board, were each automatically granted options to acquire 4,000 shares of Common Stock at prices of $3.5625 and $3.12 per share, respectively (the then closing prices of the Common Stock as provided in the Plan). Each option vested, pursuant to the Plan, as to 50% of the shares subject thereto, six months following the date of grant and as to 100%, one year following the date of grant. The acquisition of these options was not reported by Mr. Gerard until February 27, 1996, and not by Mr. McGurk until February 6, 1996.

To the Corporation's knowledge (based solely on review of the copies of such reports furnished to the Corporation), all other Corporate officers, directors and beneficial owners of greater than ten percent of the Corporation's equity securities made all required filings.


EXECUTIVE COMPENSATION

The following table sets forth the annual and long-term compensation for services rendered in all capacities to Bowmar and its subsidiaries during the 1996, 1995 and 1994 fiscal years, of those persons who were at fiscal year-end 1996 (i) the chief executive officer and (ii) the other most highly compensated executive officers whose salary and bonus exceed $100,000.

================================================================================
                           SUMMARY COMPENSATION TABLE
================================================================================

                                   Annual Compensation              Long Term
                                                                   Compensation
----------------------------------------------------------------------------------------------
                                                                      Awards
----------------------------------------------------------------------------------------------
Name & Principal Position    Year       Salary        Bonus           Options/     All Other
                                          ($)          ($)              SARs     Compensation
                                                                         (#)         ($)
                                                                                     (a)
----------------------------------------------------------------------------------------------
EDWARD A. WHITE              1996       121,500       13,500(b)             0       2,678
 Chairman                    1995       121,500       13,500                0       2,662
                             1994       121,500       13,500                0       1,997
----------------------------------------------------------------------------------------------
THOMAS K. LANIN              1996       175,000       41,598(b)             0       2,746
 President, Chief            1995       150,982       44,589          182,000       2,730
 Executive Officer           1994       126,000       57,000                0       2,196
----------------------------------------------------------------------------------------------
JOSEPH G. WARREN, JR         1996       118,750       28,524(b)        40,000       2,206
 Vice President, Chief
 Financial Officer
==============================================================================================

(a) All Other Compensation includes contributions by the Corporation to its 401(k) Plan, and payments for officer's life insurance.

(b) Bonuses were paid in accordance with the policy established by the Board and the Compensation Committee. See "Report of the Board and the Compensation Committee" elsewhere in this Proxy Statement.

================================================================================
                          OPTION GRANTS IN FISCAL 1996
================================================================================

           Name              Options     % of total     Exercise     Expiration  Potential realizable value at
                             Granted       Options      Price per       Date        assumed annual rates of
                                         Granted to       Share                  stock price appreciation for
                                          Employees                                       option term
                                                                                          5%          10%
-----------------------------------------------------------------------------------------------------------
Edward White                      0            N/A            N/A           N/A           N/A           N/A
-----------------------------------------------------------------------------------------------------------
Thomas K. Lanin                   0            N/A            N/A           N/A           N/A           N/A
-----------------------------------------------------------------------------------------------------------
Joseph G. Warren, Jr         25,000           14.5%       $1.9375       4/26/06       $30,462       $77,197
                             15,000            8.7%        1.8125       7/29/06        17,098        43,330
-----------------------------------------------------------------------------------------------------------

         Note: Total number of options granted during fiscal 1996 was 172,500. The 5% and 10% assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

There were no options exercised during the 1996 fiscal year by the Named Executive Officers. The following table sets forth information with respect to the unexercised options to purchase the Corporation's Common Stock which are held by the Named Executive Officers at fiscal year-end 1996:

================================================================================
                     AGGREGATED FISCAL YEAR-END OPTION VALUE
================================================================================

                                    Number of Unexercised            Value of Unexercised In-the-
                                  Options at Fiscal Year-End            Money Options at Fiscal
                                             (#)                                 Year-End
                                                                                    ($)
--------------------------------------------------------------------------------------------------
Name                            Exercisable         Unexercisable       Exercisable/Unexercisable
--------------------------------------------------------------------------------------------------
EDWARD A. WHITE                          0                    0                    N/A

THOMAS K. LANIN                    131,000               91,000               $7,813/0

JOSEPH G. WARREN, JR                 5,000               45,000                    0/0
==================================================================================================

On December 6, 1996, the Board of Directors, acting upon the recommendation of the Compensation Committee, adopted a program to permit the repricing of certain outstanding stock options granted under the Corporations's 1994 Flexible Stock Plan, from original exercise price to $2.00 per share (approximately 25% over the market price on the date of the repricing). In connection with the repricing, Mr. Lanin's 182,000 options, originally exercisable at prices ranging from $3.125 to $3.375, and Mr. Warren's 10,000 options, originally exercisable at $3.375, are now exercisable for $2.00 per share.

REPORT OF THE BOARD AND THE COMPENSATION COMMITTEE

The Board and the Compensation Committee of the Board ("Committee"), which Committee consists entirely of non-employee directors, establishes the compensation program and policy for, and determines the compensation of, the Named Executive Officers. The current program consists of the following key elements: annual payments of salary and bonuses, periodic grants of nonqualified stock options, and periodic grants of restricted stock awards. Each element has a different purpose. Salary and bonus payments are principally designed to reward current and past performance. Stock options and restricted stock awards are primarily designed to provide incentives for superior long-term future performance, and may be forfeited if the Named Executive Officer leaves the Corporation before the relevant vesting period. In determining the amount and form of executive compensation to be paid or awarded in fiscal 1996, the Board and the Committee considered overall performance rather than a formula based on any particular performance measure. The Board and the Committee applied this subjective standard in determining the Chief Executive Officer's compensation (Mr. Lanin not participating as to his own compensation). The Board and the Committee reviewed and accepted Mr. Lanin's recommendations regarding the compensation of Mr. Warren and Mr. White (Mr. White not participating as to his own compensation).

Board: Edward A. White, Fred N. Gerard, Thomas K. Lanin, Steven P. Matteucci,
       Dan L. McGurk, Thomas M. Reahard

Compensation Committee: Fred N. Gerard, Chairman, Dan L. McGurk,
                        Steven P. Matteucci

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Corporation has retained as legal counsel the law firm of Bryan Cave of which Mr. Gerard is counsel during fiscal 1996 and proposes to retain that firm in that capacity in fiscal 1997.

COMMON STOCK PERFORMANCE

The line graph which follows compares five years of yearly percentage changes in the cumulative total shareholder return on the Common Stock against the cumulative total return on the AMEX Market Value Index and the AMEX High Technology Index.


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
           AMONG BOWMAR INSTRUMENT CORP., THE AMEX MARKET VALUE INDEX
                       AND THE AMEX HIGH TECHNOLOGY INDEX

DOLLARS                        9/91     9/92     9/93     9/94     9/95     9/96
                               ----     ----     ----     ----     ----     ----
BOWMAR INSTRUMENT CORP.         100       93       90      183      147       90

AMEX MARKET VALUE               100      101      123      122      145      153

AMEX HIGH TECHNOLOGY            100       94      111      116      155      196


* $100 INVESTED ON 9/30/91 IN STOCK OR INDEX - INCLUDING REINVESTMENTS OF DIVIDENDS. FISCAL YEAR ENDING SEPTEMBER 30.


             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board, upon recommendation of its Audit Committee, none of whose members is an employee of the Corporation, intends to reappoint the firm of Coopers & Lybrand L.L.P., independent accountants, to be auditors of the Corporation and its subsidiaries for the fiscal year ending September 27, 1997. Coopers & Lybrand L.L.P. served as auditors of the Corporation and its subsidiaries for the fiscal year ended September 28, 1996. Although it is not required to do so, the Board of Directors is submitting the appointment of Coopers & Lybrand L.L.P. for ratification by shareholders in order to ascertain the views of the shareholders. If such appointment is not ratified, the Board will consider, but not necessarily select other auditors.

Representatives of Coopers & Lybrand L.L.P. will be present at the shareholders' meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions. The Corporation has been advised by Coopers & Lybrand L.L.P. that no member of that firm has any financial interest, either direct or indirect, in the Corporation or any of its subsidiaries, and it has had no connection with the Corporation or any of its subsidiaries in any capacity other than that of independent public accountants.

During the year ended September 28, 1996, Coopers & Lybrand L.L.P. rendered to the Corporation, in addition to audit services, certain non-audit professional services. The audit services rendered included the audit of the annual financial statements, post-issuance reviews of quarterly financial results, and the audit of the 401k and pension plans. Non-audit services involved tax assistance.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE RETENTION OF COOPERS & LYBRAND L.L.P. AS THE CORPORATION'S INDEPENDENT ACCOUNTANTS.

                                  OTHER MATTERS

The Board of Directors does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgement on such matters.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed proxy will be borne by Bowmar. In addition to the solicitation of proxies by use of the mails, the Corporation will utilize its stock transfer agent, American Stock Transfer and Trust Company, to assist in the solicitation at no additional cost beyond the annual retainer. The Corporation also may utilize the services of some of its officers and regular employees (who will receive no compensation therefor in addition to their regular salaries) to solicit proxies personally and by telephone and telegraph. The Corporation will request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies, and will reimburse such persons for their expenses in so doing.

A copy of Bowmar's Annual Report to Shareholders for the fiscal year ended September 28, 1996, accompanies this Proxy Statement. The Annual Report includes the Corporation's Annual Report on Form 10-K for such fiscal year, without exhibits, substantially as filed with the Securities and Exchange Commission. Copies of the omitted exhibit list are available to any shareholder free of charge. Copies of the omitted exhibits are available for a fee equal to the Corporation's reasonable expenses in furnishing such exhibits. Shareholders desiring copies of either should address a written request to Mr. Joseph G. Warren, Jr., Secretary, Bowmar Instrument Corporation, 5080 North 40th Street, Suite 475, Phoenix, Arizona 85018, and are asked to mark "1996 10-K Request" on the outside of the envelope containing the request.


                  SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

Proposals of shareholders intended to be presented at the 1998 Annual Shareholders' Meeting must be received at Bowmar's offices at 5080 North 40th Street, Suite 475, Phoenix, Arizona, 85018, prior to September 1, 1997, for inclusion in the 1998 Proxy Statement and form of proxy.

                                        By order of the Board of Directors,



                                               JOSEPH G. WARREN, JR.
                                                     Secretary
December 26, 1996